UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2007
Artes Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33205	33-0870808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of Principal Executive Offices, with zip code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 28, 2007, Daren Barone resigned from the Board of Directors (the “Board”) of Artes Medical, Inc. (the “Company”). The resignation of Mr. Barone from the Board did not involve any disagreement with the Company. At the time of his resignation, Mr. Barone was a member of the Board’s Audit Committee, Nominating/Corporate Governance Committee (“Nominating Committee”) and Compensation Committee.
     At the Nominating Committee’s recommendation, the Board elected Beverly A. Huss as a Class I director on September 28, 2007 to serve for a three year term until the annual meeting of stockholders in 2010. The Board also elected Ms. Huss to the Nominating Committee and the Compensation Committee. Ms. Huss is currently the President and Chief Executive Officer of Vibrynt, Inc., a venture-backed medical device company. Prior to joining Vibrynt, Ms. Huss served as a senior advisor for Pervasis Therapeutics, Inc., a venture-backed biotechnology company, from April 2005 to January 2007. From January 2001 to January 2005, Ms. Huss served as President of the Endovascular Solutions division of Guidant Corporation. Ms. Huss also currently serves on the board of directors of Dade Behring, Inc., a public company in the medical device and diagnostic testing industry.
     At the Nominating Committee’s recommendation, the Board elected Robert B. Sherman as a Class III director on October 2, 2007 to serve for a two year term until the annual meeting of stockholders in 2009. The Board also elected Mr. Sherman to the Nominating Committee, the Audit Committee and the Compensation Committee. Mr. Sherman has been a member of the Pilot Group, LLC, a private equity firm located in New York, since 2005. Prior to joining the Pilot Group, Mr. Sherman served as President, Interactive Marketing at America Online, Inc. from 2002 to 2005. Prior to joining AOL, Mr. Sherman was President of Time Warner Cable Advertising Sales. He also formerly served as an Executive Vice President of the radio stations owned and operated by NBC Universal, Inc. and as Chief Executive Officer of Della Femina, Travisano, Sherman & Olken, an advertising agency.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release, dated October 1, 2007, announcing the election of Beverly A. Huss to the Company’s Board of Directors.
99.2	Press Release, dated October 3, 2007, announcing the election of Robert B. Sherman to the Company’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 3, 2007

ARTES MEDICAL, INC.
By:	/s/ Karla R. Kelly
Karla R. Kelly
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 1, 2007, announcing the election of Beverly A. Huss to the Company’s Board of Directors.
99.2	Press Release, dated October 3, 2007, announcing the election of Robert B. Sherman to the Company’s Board of Directors.